                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                          PRUCO LIFE INSURANCE COMPANY

                              as of March 11, 2005

Quaker Fabric Corporation of Fall River
941 Grinnell Street
Fall River, Massachusetts 02721
Attention:  Mr. Paul J. Kelly

         Re:      Forbearance to Note Agreements
                  ------------------------------

Ladies and Gentlemen:

         Reference is hereby made to the (i) that certain Note Purchase Agreement, dated as of October 10, 1997 (as amended, supplemented or otherwise modified to date, the "1997 Note Agreement") and (ii) that certain Note Agreement and Private Shelf Facility, dated as of February 14, 2002 (as amended, supplemented or otherwise modified to date, the "2002 Note Agreement", and together with the 1997 Note Agreement, the "Note Agreements"), each by and among Quaker Fabric Corporation of Fall River, a Massachusetts corporation (the "Company"), Pruco Life Insurance Company ("Pruco") and The Prudential Insurance Company of America ("Prudential"; and together with Pruco collectively, the "Noteholders").

         The Company has informed the Noteholders that for the fiscal quarter ended on or about December 31, 2004, and possibly for the fiscal quarters ending on or about March 31, 2005 and June 30, 2005, the Fixed Charge Ratio for the prior four (4) consecutive fiscal quarters was (or will be) less than 1.75 to
1.00 in violation of paragraph 6D of each Note Agreement. The Company has further informed the Noteholders that, for the fiscal quarters ending on or about March 31, 2005 and June 30, 2005, the Total Debt Ratio is likely to exceed
3.0 to 1.0 in violation of paragraph 6A(ii) of each Note Agreement and the Senior Debt Ratio is likely to exceed 2.75:1.0 in violation of Section 6A(i) of each Note Agreement. The Company acknowledges and agrees that such performance results constitute Events of Default (collectively, the "Specified Defaults") under paragraph 7A(vi) of each Note Agreement. The Company acknowledges and agrees that as a result of the Specified Defaults, absent this Agreement, the Noteholders are entitled to proceed to enforce any and all of their rights and remedies under the terms of the Note Agreements and any other document, instrument or agreement executed in connection therewith (collectively, with the Note Agreements and the Security Documents, as hereinafter defined, the "Note Documents"). The Company further acknowledges and agrees that as of the date hereof the principal amount of the obligations under the Note

Agreements is $40,000,000 and interest has accrued on such amount at the applicable rate provided in each Note Agreement and that, upon the exercise by the Required Holders of their right to accelerate pursuant to paragraph 7A of each Note Agreement, such obligations, together with a accrued and unpaid interest and the applicable Yield-Maintenance Amount will be due and payable in full without offset, deduction or counterclaim of any kind or character whatsoever.

         The Company has now requested that the Noteholders, subject to the terms and conditions provided herein, forbear from making demand of payment on any amounts due and owing under the Notes and the Note Agreement (collectively, the "Obligations"), forbear from exercising and pursuing their rights and remedies under the Note Agreements and the other Note Documents until the Forbearance Termination Date (as hereinafter defined). In consideration of the Noteholders' agreement to forbear from making demand upon the Obligations and any other obligation under any of the Note Documents and from pursuing the Noteholders' rights and remedies under the Note Agreements and the other Note Documents, all upon the terms and subject to the conditions contained in this Agreement, the Company by its signature below hereby agrees with the Noteholders as follows:

         'SS'1. Definitions. All capitalized terms used herein without definition that are defined in the Note Agreements shall have the same meanings herein as therein. All accounting terms used herein and not otherwise defined shall be used in accordance with generally accepted accounting principles.

         'SS'2. Forbearance. Subject to the conditions set forth in 'SS'4 hereof, the Noteholders agree to forbear from enforcing any of their rights and remedies under the Note Documents for the purpose of seeking payment of the Obligations (including, without limitation, any act with respect to any collateral now or hereafter securing payment of any Obligations or any setoff or any other application of funds of Quaker Fabric Corporation ("Parent"), the Company or its subsidiaries now or hereafter on deposit with or otherwise controlled by the Noteholders) until that date (the "Forbearance Termination Date") which is the earliest to occur of (a) the Company's failure to comply with any of the terms and conditions of this Agreement, including any of the undertakings set forth in 'SS''SS'3 and 4 hereof, (b) an Event of Default (other than a Specified Default) under any of the Note Documents, (c) any representation or warranty made by the Company herein or in any certificate, financial statement or other document delivered in connection with this Agreement shall prove to have been untrue or incorrect in any material respect as of the date as of which made or deemed to have been made or repeated, it being acknowledged and agreed by the Noteholders that any projections delivered by the Company reflect good faith estimates of future performance and do not constitute representations or warranties as to such future performance, (d) the occurrence of any event or happening (other than the Specified Defaults) which has a material adverse effect upon (i) the business, properties, prospects, condition (financial or otherwise) or operations of the Parent and its Subsidiaries taken as a whole or (ii) the ability of the Parent and its Subsidiaries or the Company to pay or perform any obligation or agreement under the Note Agreements or any other Note Document, (e) the Parent and its Subsidiaries, the Company, or any person or entity claiming by or through the Parent and its Subsidiaries or the Company ever commences, joins in, assists, cooperates or participates as an adverse party or adverse witness in any suit or other proceeding against any Noteholder relating to the indebtedness referred to as the Obligations or any amounts owing hereunder or under any of the Note Documents, (f) any of the claims of the Noteholders under this Agreement or under any Note Document or with respect to the Obligations shall be subordinated to the claims of any other creditor of the Parent or the Company except with the specific consent of the Noteholders, (g) the termination by Fleet National Bank ("Fleet") of its forbearance under that certain letter agreement dated as of March 11, 2005 by and among Fleet and the Grantors (as hereinafter defined) (the "Fleet Forbearance Agreement"), (h) March 14,
2005, unless by 2 p.m. on such date, the Company shall have paid to the Noteholders a forbearance and amendment fee in an amount equal to $150,000, and (i) July 15, 2005. The period from the effective date of this Agreement through the Forbearance Termination Date is referred to herein as the "Forbearance Period".

         'SS'3. Amendments, Covenants and Agreements. Without any prejudice or impairment whatsoever to any of the rights and remedies of the Noteholders contained in any of the Note Documents or in any agreement, document or instrument executed in connection therewith, by execution of this Agreement, in addition to its obligations under the Note Documents, the Company covenants and agrees with the Noteholders as follows:

                  (a) Amendment to Paragraph 6B. Paragraph 6B of each Note Agreement is hereby amended and restated in its entirety as follows:

                           6B. Priority Debt. The Company will not permit Priority Debt to be outstanding at any time, other than Priority Debt permitted under clauses (i), (vii) and (viii) of paragraph 6G.

                  (b) Amendments to Paragraph 6G. Clauses (vii), (viii) and (xi) of Paragraph 6G of each Note Agreement are hereby amended and restated in their entirety as follows:

                           (vii) any Lien created to secure all of any part of the purchase price, or to secure Indebtedness incurred or assumed to pay all of the purchase price, of property acquired by the Company after the date of this Agreement, provided, that (a) any such Lien shall be confined solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property or which is real property being improved by such acquired property, (b) the principal amount of the Indebtedness secured by any such Lien shall at no time exceed an amount equal to 100% of the lesser of (x) the cost to the Company of the property so acquired and (y) the fair market value of such property (as determined in good faith by the Board or chief executive officer of the Company) at the time of such acquisition, and
         (c) any such Lien shall be created, in the case of property, at the time of its acquisition or within 180 days after its acquisition, or, in the case of improvements, at the time of their completion or within 180 days after their completion; provided, however, that the aggregate principal amount of the Indebtedness secured by Liens permitted pursuant to this clause (vii) shall not exceed at any time $5,000,000 minus Indebtedness secured by Liens permitted under clause (viii) below;

                           (viii) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or its becoming a Subsidiary, or any Lien existing on any property acquired by the Company or any Subsidiary at the time such property is so acquired (whether or not the Indebtedness secured thereby shall have been assumed), provided that (a) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Subsidiary or such acquisition of property, (b) each such Lien shall at all times be confined solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property and (c) the principal amount of the Indebtedness secured by all such Liens shall at no time exceed $5,000,000 less all amounts of Indebtedness secured by Liens described in clause (vii) above;

                           (xi) Reserved.

                  (c) Minimum Consolidated EBITDA. The Parent and the Company shall not permit Consolidated EBITDA, calculated as of the last day of each fiscal month during the Forbearance Period, to be less than the amount set forth opposite such period in the table below:

                   ----------------------------------- -----------------------------------------------------
                              Month Ended                          Minimum Consolidated EBITDA
                   ----------------------------------- -----------------------------------------------------
                              January 2005                                 ($1,000,000)
                   ----------------------------------- -----------------------------------------------------
                             February 2005                                  ($250,000)
                   ----------------------------------- -----------------------------------------------------
                               March 2005                                    $500,000
                   ----------------------------------- -----------------------------------------------------
                               April 2005                                   $1,000,000
                   ----------------------------------- -----------------------------------------------------
                                May 2005                                    $1,000,000
                   ----------------------------------- -----------------------------------------------------
                               June 2005                                    $1,000,000
                   ----------------------------------- -----------------------------------------------------


                  (d) Reporting Requirements. Notwithstanding anything to the contrary set forth in the Note Documents, in addition to all financial statements and reports required to be delivered pursuant to the Note Documents, during the Forbearance Period, the Company agrees to furnish to the Noteholders, within thirty (30) days after the end of each fiscal month of the Company, consolidated balance sheets, statements of income and retained earnings and cash flow statements of the Company and its Subsidiaries as of the end of each such fiscal month, certified by the chief financial officer of the Company, together with (i) a calculation of Consolidated EBITDA as of the end of each such fiscal month certified by an officer of the Company, and (ii) a status report regarding booking reports received during such fiscal month with respect to distribution facilities, broken down on a weekly basis, together with a comparison of such report to booking reports received during the corresponding period of the immediately preceding fiscal year.

                  (e) Collateral Security. As soon as practical but in any event not later than March 31, 2005, the Company, Quaker Textile Corporation, a Massachusetts corporation ("Quaker Textile"), Quaker Fabric Mexico, S.A. de C.V., a Mexican corporation ("Quaker Mexico"), and Parent shall have granted to the Noteholders a perfected, first priority security interest (subject only to Liens permitted under paragraph 6G of each Note Agreement and entitled to priority under applicable law and the pari passu liens granted (or to be granted) to Fleet) in all personal property assets of the Company, Quaker Textile, Quaker Mexico and the Parent (collectively, the "Grantors"), whether now owned or hereafter acquired, pursuant to the terms of one or more security agreements, patent collateral assignment and security agreements, trademark collateral security and pledge agreements, memorandums of grants of security interest in copyrights, stock pledge agreements (pursuant to which the stock of the Company, Quaker Textile and Quaker Mexico shall be pledged to the Noteholders) and all other instruments and documents, including without limitation Uniform Commercial Code financing statements, from time to time required to be executed or delivered by the Noteholders, all in form and substance satisfactory to the Noteholders (collectively, the "Security Documents"). Notwithstanding the foregoing, no Grantor shall be required to grant a security interest in any of its personal property aassets located outside of the United States (collectively, the "Excluded Assets"), provided that each of the Grantors hereby agrees that no such Person shall enter into any agreement, instrument or other undertaking which creates, incurs, assumes or suffers to exist a Lien on all or any portion of the Excluded Assets. In connection with the execution and delivery of the Security Documents, the Grantors shall (i) execute and deliver to the Noteholders, and facilitate the execution and delivery by Fleet of, an intercreditor agreement, in form and substance satisfactory to the Noteholders in their sole and absolute discretion, among the Noteholders, Fleet, and the Grantors, and (ii) deliver to the Noteholders a favorable legal opinion, in form and substance satisfactory to the Noteholders, from counsel to the Grantors concerning corporate authority matters, perfection of the security interests granted pursuant to the Security Documents, the enforceability of the Security Documents and the transactions contemplated thereby and concerning such other matters as the Noteholders may request. Subject to the execution by Grantors of the Security Documents in accordance with the first sentence of this paragraph and the satisfaction of the conditions set forth in the preceding sentence, notwithstanding any provision of the Note Agreements to the contrary, the Noteholders hereby consent to the grant to Fleet by Grantors of pari passu liens in the collateral described in this paragraph as security for the obligations of Grantor to Fleet under the Second Amended and

         Restated Credit Agreement, dated as of February 14, 2002, among Parent, the Company and Fleet, among others (as amended or modified to date, the "Credit Agreement"). Each of the Parent and the Company hereby acknowledges and agrees that the occurrence of any event of default under any of the Security Documents shall constitute an Event of Default under this Agreement and the Note Agreements.

                  (f) Compliance with Note Documents and Security Documents. Each of Parent and the Company will comply and continue to comply will all of the terms, covenants and provisions contained in the Note Documents and the Security Documents to which it is a party and any other instruments evidencing or creating any of the Obligations except as such terms, covenants and provisions are expressly modified in this 'SS'3. Without limitation of the foregoing, neither Parent nor the Company will take any actions which are prohibited under the Note Agreements (incuding, without limitation, Article VI thereof) during the existence of a Default or Event of Default.

                  (g) Investments. The Company will not, nor permit any Subsidiary to, make any investments otherwise permitted under clause
         (vii) of Paragraph 6H of each Note Agreement.

                  (h) Refinancing. On or prior to July 15, 2005, the Company shall enter into a refinancing credit facility and using the proceeds thereof shall repay in full all of the Obligations (including, without limitation, the Yield-Maintenance Amount) (the "Refinancing"). In the event that the Refinancing does not occur on or prior to such date, in addition to all of the Noteholders' rights and remedies hereunder and under the Note Documents, the Company shall be obliged to pay to the Noteholders immediately a fee in the amount of $200,000. Such fee shall be part of the Obligations and shall be secured by all collateral for the obligations.

                  (i) Further Assurances. Each of Parent and the Company shall, and shall cause its Subsidiaries to, at any time or from time to time, execute and deliver such further instruments, and take such further action as the Noteholders may reasonably request, in each case further to effect the purposes of this Agreement, the Note Documents and all documents, agreements and instruments executed in connection therewith.

         'SS'4. Conditions to Effectiveness. This Agreement shall become effective the ("Effective Date") upon satisfaction of each of the following conditions:

                  (a) Each of the Grantors (for the puropses of evidencing its agreement with Sections 3(e), 10, 11 and 13 hereof, in the case of Quaker Textile and Quaker Mexico) shall have executed and delivered to the Noteholders counterparts of this Agreement;

                  (b) The Noteholders shall have received a certificate from the Secretary of each of Parent and the Company attaching and certifying as to the resolutions of such Person's board of directors or other management authorizing, to the extent it is a party thereto, the execution, delivery and performance of this Agreement, the Security Documents and such other documents, instruments and agreements contemplated hereby or thereby;

                  (c) The Noteholders shall have received a duly executed certificate from the Company certifying that (i) no Event of Default or event which with notice or the passage of time or both would constitute an Event of Default ("Default") currently exists other than the Specified Defaults; and (ii) no changes have been made to the charter documents since the certified copies dated on or about February 14, 2002, previously delivered to the Noteholders;

                  (d) The Noteholders shall have received fully executed copies of the Fleet Forbearance Agreement, in form and substance satisfactory to the Noteholders, and any other applicable document relating to the Credit Agreement relating to Debt Service Coverage Ratio, Senior Debt Ratio and minimum EBIT (as defined therein) requirements, in each case for the duration of the Forbearance Period; and

                  (e) The Company shall have paid to the Noteholders for the account of the Noteholders' counsel all outstanding legal fees and expenses through the date hereof which have been billed.

         'SS'5. Reservation of Rights; Remedies. Except as expressly provided in 'SS'2 above, the Noteholders reserve the right to exercise all of their rights and remedies under the Note Documents. Upon the Forbearance Termination Date, the Company shall immediately repay to the Noteholders all of its outstanding Obligations, including, without limitation, the Yield-Maintenance Amount, and the Noteholders shall be free in their sole and absolute discretion to proceed to enforce any or all of their rights and remedies under or in respect of the Note Documents and applicable law, including without limitation, those termination, acceleration, enforcement and other rights and remedies arising by virtue of the maturity of the Obligations and of the occurrence of the Specified Defaults. All of the Company's payment and performance obligations to the Noteholders hereunder, including without limitation, the obligations set forth in 'SS''SS'3 and 4 above, shall survive the Forbearance Termination Date, and all of such obligations shall be secured by the collateral security granted under the Security Documents. In addition, the parties hereto hereby acknowledge and agree that time is of the essence in this Agreement. The parties intend and understand that any failure scrupulously to observe the timing requirements of this Agreement, including, without limitation, any late payment made hereunder, will be a material breach giving rise to the remedies set forth herein. The imposition of such remedies shall not be deemed a penalty, and is of the essence of the parties' bargain.

         'SS'6. Ratification of Existing Agreements. By its execution of this Agreement, each of the Company and the Parent hereby adopts again, ratifies and confirms in all respects, as its own act and deed, all of its Obligations under the Note Agreements except as otherwise expressly modified in this Agreement upon the terms set forth herein, and each of the other Note Documents to which the Company or the Parent or any of their Subsidiaries is a party. Each of the Company and the Parent hereby further adopts again, ratifies and confirms, as its own act and deed, each of the other documents, agreements or instruments delivered in connection with the Note Agreements and the other Note Documents and purported to be executed by such Person and acknowledges that all of the foregoing Note Documents shall continue in full force and effect (as the same may be modified by this Agreement). To the extent it has not already done so, each of the Company and the Parent hereby waives all suretyship defenses of whatsoever nature, whether arising out of the Noteholders' dealings with the Company, the Parent or any Subsidiary of any of them in respect of the Note Agreements, any other Note Document, or otherwise. By its signature below, each of the Company and the Parent hereby consents to this Agreement, and after taking into account this Agreement, acknowledges that, except as expressly set forth herein, this Agreement shall not alter, release, discharge or otherwise affect any of its obligations under the Note Agreements or otherwise under any Note Document under which such Person acts as a secondary obligor.

         'SS'7. Representations and Warranties. By its execution of this Agreement, each of Parent and the Company hereby represents and warrants to the Noteholders as follows:

         (a) Each of Parent and the Company and its subsidiaries party hereto has adequate corporate or other similar power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by each of Parent and the Company and its subsidiaries party hereto and does not contravene any (i) law, rule or regulation applicable to any such Person or (ii) any of the terms of such Person's charter documents, by-laws, or other governing document or (iii) any other indenture, agreement or undertaking to which such Person is a party. The obligations of Parent and the Company under this Agreement, the Note Agreements and the other Note Documents to which it is a party constitute legal, valid and binding obligations enforceable against such Persons in accordance with their respective terms.

         (b) Other than as expressly set forth and disclosed herein and except as a result of a transaction expressly permitted thereby, all the representations and warranties made by Parent and the Company in the Note Documents to which Parent or the Company is a party are true and correct on the date hereof as if made on and as of the date hereof and are so repeated herein as if expressly set forth herein or therein (except to the extent any representation or warranty refers to a specific earlier date), provided that all references therein to the Note Agreements shall refer to such Note Agreements as amended hereby.

         (c) No Default or Event of Default (other than the Specified Defaults) has occurred and is continuing on the date hereof.

         'SS'8. Expenses. By execution of this Agreement, the Company agrees to pay to the Noteholders (a) on demand by the Noteholders, an amount equal to any and all out-of-pocket costs or expenses (including legal fees and disbursements of counsel to the Noteholders, including fees and expenses of in-house counsel to the Noteholders, consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred or sustained by the Noteholders in connection with the negotiation and preparation of this Agreement and all related matters and (b) from time to time any and all out-of-pocket costs, expenses (including legal fees and disbursements, consulting, accounting, appraisal, investment banking and similar professional fees and charges) hereafter incurred or sustained by the Noteholders in connection with the preservation of or enforcement of the Noteholders' rights under the Note Documents or in respect of the Parent's and the Company's other obligations to the Noteholders.

         'SS'9. Amendments. This Agreement shall not be amended without the written consent of the Noteholders.

         'SS'10. Release. In order to induce the Noteholders to enter into this Agreement, each of the Grantors acknowledges and agrees that: (a) none of the Grantors has any claim or cause of action against the Noteholders (or any of their directors, officers, employees or agents); (b) none of the Grantors has any offset rights, counterclaims or defenses of any kind against any of its obligations, indebtedness or liabilities to the Noteholders; and (c) the Noteholders have heretofore properly performed and satisfied in a timely manner all of their obligations, if any, to the Grantors. Each of the Grantors wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Noteholders' rights, interests, contracts, collateral security or remedies. Therefore, each of the Grantors unconditionally releases, waives and forever discharges (x) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Noteholders to any Grantor, except the obligations to be performed by the Noteholders on or after the date hereof as expressly stated in this Agreement, the Note Agreements and the other Note Documents, and (y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which any Grantor might otherwise have against the Noteholders or any of their directors, officers, employees or agents, in either case (x) or
(y), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date hereof.

         'SS'11. Waiver of Jury Trial. EACH GRANTOR HEREBY WAIVES ANY RIGHTS THAT IT MAY HAVE TO A JURY TRIAL WITH RESPECT TO ANY

ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE NOTE DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. Except as prohibited by law, each Grantor hereby waives any right that it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Grantor hereby (a) certifies that no representative, agent or attorney of the Noteholders has represented, expressly or otherwise, that the Noteholders would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that it has been induced to enter into this Agreement by, among other things, the waivers and certifications herein.

         'SS'12. General Provisions Regarding Forbearance and Amendments. The amendments granted herein are limited strictly to their terms, shall apply only to the specific transactions described herein, shall not extend to or affect any of Parent's or the Company's other obligations contained in the Note Agreements and the other Note Documents and shall not impair any rights consequent thereon. The Noteholders shall not have any obligation to issue any further amendments or forbearance with respect to the subject matter contained herein or any other matter. Except to the extent expressly set forth herein, nothing in this Agreement shall extend to or affect in any way any of the Company's, the Parent's or any of their Subsidiaries' obligations or any of the rights and remedies of the Noteholders in respect of the Note Agreements or any other Note Document arising on account of the occurrence of any Event of Default other than the Specified Defaults, all of which are expressly preserved. In addition, the Noteholders hereby expressly reserve all of their rights and remedies under the Note Agreements, the other related Note Documents and applicable law in respect of any and all Defaults or Events of Default under the Note Agreements and the other Note Documents. Failure of the Noteholders to exercise any right or remedy shall not constitute a waiver of that or any other right or remedy.

         'SS'13. Independent Counsel/Voluntary Agreement. Each Grantor represents and warrants that it is represented by legal counsel of its choice, that it has consulted with counsel regarding this Agreement, that it is fully aware and understands the terms contained herein, and the ramifications thereof, and that it has voluntarily entered into this Agreement.

         'SS'14. Miscellaneous. All of the Company's and the Parent's payment obligations to the Noteholders of any nature arising under or in respect of this Agreement and all terms, covenants and provisions of the Note Documents shall survive the termination of this Agreement. Any and all notices or other communications required hereunder shall be in writing and shall be delivered by hand or sent by facsimile or certified or registered mail, postage prepaid and return receipt requested at the addresses set forth in the Purchaser Schedule to each Note Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and shall take effect as a sealed instrument under such laws.

         'SS'15. Counterparts. This letter agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this letter agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

                  [Remainder of page intentionally left blank]

         If the foregoing terms are acceptable to you, we request that you indicate your agreement to these provisions by signing the counterpart of this letter enclosed herewith and returning such counterpart to us.

                                        Very truly yours,

                                        THE PRUDENTIAL INSURANCE COMPANY
                                          OF AMERICA

                                        By: /s/
                                            ------------------------------------
                                            Name:
                                            Title:

                                        PRUCO LIFE INSURANCE COMPANY

                                        By: /s/
                                            ------------------------------------
                                            Name:
                                            Title:

ACCEPTED AND AGREED
as of March 11, 2005

QUAKER FABRIC CORPORATION OF FALL RIVER

By: /s/
    ----------------------------------------------------------
    Name:
    Title:


QUAKER TEXTILE CORPORATION

By: /s/
    ----------------------------------------------------------
    Name:
    Title:


QUAKER FABRIC MEXICO, S.A. de C.V.

By: /s/
    ----------------------------------------------------------
    Name:
    Title:


QUAKER FABRIC CORPORATION

By: /s/
    ----------------------------------------------------------
    Name:
    Title: